UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2004

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30932                   98-0346454
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)   (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)

                       132 PENN AVENUE, TELFORD, PA 18969
                       ----------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective December 20, 2004, the Issuer's (the "Company") wholly owned subsidiary ESW Canada, Inc. entered into a lease agreement with Dufcon Developments Inc. for approximately 50,000 square feet of leasehold space in Concord, Ontario Canada. The leasehold space is intended to house the Company's executive offices and a high volume manufacturing plant. It is anticipated that possession of the leasehold space will be February 1, 2005, and the term of the lease will run for a period of 5 years from the commencement date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 20, 2004, the Company's Board of Directors elected Nitin Amersey Chairman of the Board of Directors. Mr. Amersey, age 52, was previously appointed interim Chairman of the Board effective May 1, 2004. He was elected as a director of the Company in November 2002 and has served as a member of the Company's board since January 2003. Since 1978, Mr. Amersey has been President of Scothalls Limited, a general trading agency firm. Mr. Amersey is also President of Circletex Corp., a management consulting firm. Mr. Amersey is also the director of Hudson Engineering Industries Pvt. Ltd., and Amersey Brothers Pvt. Ltd. in Mumbai India. He is also Chairman of Sciax Corp., a publicly held company. From 1988 to 2000, he was Chairman and CEO of The Caribbean Sea Island Cotton Company. Mr. Amersey has a Masters of Business Administration degree from the University of Rochester, Rochester, New York and a Bachelor of Science in Business from Miami University, Oxford, Ohio.

Additionally, effective December 20, 2004, the Company's Board of Directors appointed David J. Johnson, age 43, Chief Executive Officer and President. Mr. Johnson had previously been appointed Interim Chief Executive Officer and President of the Company as of May 1, 2004. Previously Mr. Johnson served as the Company's Chief Operating Officer from August 2000 to November 2001 and as Senior Vice President of Sales and Development from December 2001 to May 2004. Mr. Johnson was elected as a director in September 2000. Mr. Johnson attended Tollgate Tech. Secondary, Mohawk Collage and Devry Institute of Technologies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits furnished with this report:

      99.1 Environmental Solutions Worldwide, Inc. press release dated December 20, 2004.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


                                          By: /s/ David J. Johnson
                                              --------------------
                                          President and Chief Executive Officer

December 20, 2004
Telford, PA